                          CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated November 17, 1994, relating to the financial statements and selected per share data and ratios appearing in the October 31, 1994 Annual Report to Shareholders of the International Discovery Fund, (one of the portfolios constituting
          T. Rowe Price International Funds, Inc.). We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.

          /s/PRICE WATERHOUSE LLP
          Price Waterhouse LLP
          Baltimore, Maryland
          October 11, 1995

                          CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated November 17, 1994, relating to the financial statements and selected per share data and ratios appearing in the October 31, 1994 Annual Report to Shareholders of the International Stock Fund, (one of the portfolios constituting T. Rowe Price International Funds, Inc.). We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.

          /s/PRICE WATERHOUSE LLP
          Price Waterhouse LLP
          Baltimore, Maryland
          October 11, 1995

                          CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated November 17, 1994, relating to the financial statements and selected per share data and ratios appearing in the October 31, 1994 Annual Report to Shareholders of the European Stock Fund, (one of the portfolios constituting T. Rowe Price International Funds, Inc.). We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.

          /s/PRICE WATERHOUSE LLP
          Price Waterhouse LLP
          Baltimore, Maryland
          October 11, 1995

                          CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated November 17, 1994, relating to the financial statements and selected per share data and ratios appearing in the October 31, 1994 Annual Report to Shareholders of the Japan Fund, (one of the portfolios constituting T. Rowe Price International Funds, Inc.). We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.

          /s/PRICE WATERHOUSE LLP
          Price Waterhouse LLP
          Baltimore, Maryland
          October 11, 1995

                          CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated November 17, 1994, relating to the financial statements and selected per share data and ratios appearing in the October 31, 1994 Annual Report to Shareholders of the Latin America Fund, (one of the portfolios constituting T. Rowe Price International Funds, Inc.). We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.

          /s/PRICE WATERHOUSE LLP
          Price Waterhouse LLP
          Baltimore, Maryland
          October 11, 1995

                          CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the New Asia Fund (one of the portfolios constituting T. Rowe Price
          International Funds, Inc.).


          /s/PRICE WATERHOUSE LLP
          Price Waterhouse LLP
          Baltimore, Maryland
          October 11, 1995

                          CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the Emerging Markets Stock Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc.).


          /s/PRICE WATERHOUSE LLP
          Price Waterhouse LLP
          Baltimore, Maryland
          October 11, 1995

                          CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the Foreign Equity Fund (constituting Institutional International Funds, Inc.).


          /s/PRICE WATERHOUSE LLP
          Price Waterhouse LLP
          Baltimore, Maryland
          October 11, 1995

                          CONSENT OF INDEPENDENT ACCOUNTANTS


          To the Board of Directors of
            T. Rowe Price International Funds, Inc. and
            Shareholders T. Rowe Price New Asia Fund


                    We consent to the incorporation by reference in Post-Effective Amendment No. 57 to the Registration Statement of the
          T. Rowe Price International Funds, Inc. on Form N-1A (File No. 002-65539) of our report dated November 25, 1994, relating to the financial statements and financial highlights of T. Rowe Price New Asia Fund (the "Fund") appearing in the Fund's October 31, 1994 Annual Report to the Shareholders, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.

          /s/COOPERS & LYBRAND L.L.P.
          Coopers & Lybrand L.L.P.
          Baltimore, Maryland
          October 11, 1995